UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 24, 2009

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

_____________________________________________________________________________________________

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

            On March 24, 2009, Kelly A. Walters, Senior Vice President, Capital Markets, of Investors Real Estate Trust (“IRET”), informed IRET management that he plans to leave IRET in April 2009.  Mr. Walters has advised the Company that his objective is to seek the top leadership position at another real estate company.  Mr. Walters joined IRET in October 2006, following IRET’s acquisition of a portfolio of office properties from Magnum Resources, Inc., of which company Mr. Walters was a Senior Vice President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
Senior Vice President & Chief Operating Officer

Dated:  March 27, 2009